UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2025

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Executive Office Address and Telephone Number	State of Incorporation	IRS Employer Identification No.
001-33401	Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Delaware	20-5490327

033-47040	Cinemark USA, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Texas	75-2206284

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading symbol(s)	Name of each exchange on which registered
Cinemark Holdings, Inc.	Common Stock, par value $0.001 per share	CNK	NYSE
Cinemark USA, Inc.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 30, 2025, Cinemark Holdings, Inc. (“
we
”, “
our
”, “
us
”) and Cinemark USA, Inc. (“
Cinemark USA
”), our wholly-owned subsidiary, entered into a Third Amendment (the “
Third Amendment
”) to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023 (as amended by that certain First Amendment, dated as of May 28, 2024, and that certain Second Amendment, dated as of November 29, 2024, the “
Credit Agreement
”), among us, Cinemark USA, the several banks and other lenders from time to time party thereto, the other agents and arrangers named therein and Barclays Bank PLC, as administrative agent. The Credit Agreement was amended pursuant to the Third Amendment to, among other things, reduce the rate at which the term loans bear interest by 0.50% and reset the 101% soft call for six months.
The foregoing summary of the Third Amendment is qualified in its entirety by reference to the complete copy of the Third Amendment, filed as Exhibit 10.1 to this Current Report on Form
8-K
and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Third Amendment, dated as of June 30, 2025, to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023 (as amended by that certain First Amendment, dated as of May 28, 2024, and that certain Second Amendment, dated as of November 29, 2024), among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other lenders from time to time party thereto, the other agents and arrangers named therein and Barclays Bank PLC, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
CINEMARK USA, INC.

Date: June 30, 2025	By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Executive Vice President - General Counsel and
Business Affairs & Secretary